SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 17, 2004

                                 Date of Report
                        (Date of earliest event reported)

                               PHOENIX COLOR CORP.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  333-50995                   22-2269911
(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)            File Number)             Identification No.)

      540 Western Maryland Parkway, Hagerstown, Maryland           21740
           (Address of Principal Executive Offices)              (ZIP Code)

       Registrant's telephone number, including area code: (301) 733-0018

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit 99.1 - Press Release of Phoenix Color Corp., dated November 17, 2004.

Item 2.02. Results of Operations and Financial Condition.

     On November 17, 2004, Phoenix Color Corp. issued a press release which included financial results for the three and nine months ended September 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18, or otherwise under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHOENIX COLOR CORP.


Date: November 17, 2004               By: /s/ Louis LaSorsa
                                          --------------------------------------
                                          Louis LaSorsa
                                          Chairman and Chief Executive Officer